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                                                         ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-66345 for Hartford Life and Annuity Insurance Company Separate Account One on Form N-4.


Hartford, Connecticut                               /s/  Arthur Andersen LLP
April 7, 2000